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                                 MFS World Growth Fund
                          (a series of MFS Series Trust VIII)

                        Supplement to be affixed to the current
                         Prospectus for distribution in Arizona


                An investment in this Fund may be considered high risk.


                     The date of this Supplement is March 1, 1996.